UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2013

STEINWAY MUSICAL INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11911	35-1910745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 305, Waltham, Massachusetts 02453

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 894-9770

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

As previously disclosed, Steinway Musical Instruments, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger dated as of August 14, 2013 (the “Merger Agreement”) with Pianissimo Holdings Corp., a Delaware corporation (“Parent”), and Pianissimo Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Acquisition Sub”), providing for the merger of Acquisition Sub with and into the Company, with the Company as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”). Parent and Acquisition Sub are affiliates of Paulson & Co. Inc. (“Paulson”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Acquisition Sub commenced a tender offer (the “Offer”) to purchase all of the outstanding shares of the Company’s common stock, par value $0.001 per share (the “Company Common Stock”), at a price per share of $40.00 (the “Offer Price”), net to the seller in cash, without interest thereon and less any applicable withholding taxes.

Item 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Offer and withdrawal rights expired as scheduled at 12:00 midnight, New York City time, at the end of the day on September 18, 2013. Continental Stock Transfer & Trust Company, the depositary, has advised that, as of that time 11,005,781 shares of Company Common Stock had been validly tendered and not properly withdrawn in the Offer, representing approximately 83.8% of the shares of Company Common Stock outstanding on a fully diluted basis. All shares of Company Common Stock that were validly tendered into the Offer and not properly withdrawn have been accepted for payment by Acquisition Sub.

On September 19, 2013, Parent consummated the Merger pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the Delaware General Corporation Law (“DGCL”). Acquisition Sub was merged with and into the Company with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent.

The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on August 14, 2013, incorporated herein by reference.

The aggregate merger consideration paid by Parent was approximately $517 million, without giving effect to related transaction fees and expenses.

Item 3.01          NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On September 19, 2013, in connection with the consummation of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) of its intent to remove the Company Common Stock from listing on the NYSE and requested that the NYSE file a delisting application with the SEC to delist and deregister the Company Common Stock. On September 19, 2013, the NYSE filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Company Common Stock. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Company Common Stock and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

In connection with the consummation of the Merger, each share of Company Common Stock issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) was cancelled and converted into the right to receive the Offer Price, net to the seller in cash, without interest thereon and less any applicable withholding taxes, except for (i) shares held by the Company as treasury stock, which were cancelled without consideration, (ii) shares held by a wholly-owned subsidiary of the Company or held by Parent or Acquisition Sub, which were cancelled without consideration, and (iii) shares held by stockholders who properly exercised their appraisal rights under Delaware law.

The information disclosed under Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	CHANGES IN CONTROL OF REGISTRANT

As a result of Acquisition Sub’s acceptance for payment of all shares of Company Common Stock that were validly tendered and not properly withdrawn in accordance with the terms of the Offer and the consummation of the Merger under Section 251(h) of the DGCL on September 19, 2013, a change in control of the Company occurred. Upon the Effective Time, the Company became a wholly-owned subsidiary of Parent. The information disclosed under Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02          DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In accordance with the terms of the Merger Agreement and in connection with the consummation of the transactions contemplated thereby, John Paulson, Michael Waldorf, Kevin Swanson and Michael T. Sweeney will serve as directors on the Board of Directors of the Company (the “Board”) following the Effective Time. Accordingly, each of Edward Kim, Jong Sup Kim, Joon W. Kim, Kyle R. Kirkland, Thomas Kurrer, Don Kwon, David Lockwood, Dana D. Messina, John M. Stoner, Jr. and Gregory S. Wood ceased serving as a director of the Board.

Information about Messrs. Paulson, Waldorf and Swanson is contained in the Offer to Purchase dated August 21, 2013 and filed by Acquisition Sub as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO, originally filed with the SEC on August 21, 2013, as subsequently amended, which information is incorporated herein by reference.

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Pursuant to the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety to read identically to the certificate of incorporation of Acquisition Sub as in effect immediately prior to the Effective Time, except Article I of the certificate of incorporation was amended and restated to read in its entirety as follows: “The name of the corporation is Steinway Musical Instruments, Inc.”

Also pursuant to the Merger Agreement, at the Effective Time, the by-laws of the Company were amended and restated in their entirety to read identically to the bylaws of Acquisition Sub as in effect immediately prior to the Effective Time, except the title of the bylaws was amended and restated in its entirety to read as follows: “By-laws of Steinway Musical Instruments, Inc.”

The certificate of incorporation and the by-laws of the Company as so amended are attached as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated by reference herein.

Item 8.01	OTHER EVENTS

On September 19, 2013, the Company and Paulson issued a joint press release announcing the expiration and results of the Offer and the consummation of the Merger. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	EXHIBITS

(d) The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Steinway Musical Instruments, Inc., dated as of September 19, 2013.

3.2	By-laws of Steinway Musical Instruments, Inc., dated as of September 19, 2013.

20.1	Tender Offer Statement on Schedule TO of Pianissimo Acquisition Corp. (incorporated by reference in its entirety as originally filed with the SEC on August 21, 2013).

99.1	Joint Press Release issued by the Company and Paulson, dated September 19, 2013 (incorporated by reference to Exhibit (a)(5)(E) to Amendment No. 3 to the Schedule TO of Acquisition Sub filed with the SEC on September 19, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STEINWAY MUSICAL INSTRUMENTS, INC.
By:	/s/ Michael T. Sweeney
Name: Title:	Michael T. Sweeney President and Chief Executive Officer

Dated: September 19, 2013

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Steinway Musical Instruments, Inc., dated as of September 19, 2013.

3.2	By-laws of Steinway Musical Instruments, Inc., dated as of September 19, 2013.

20.1	Tender Offer Statement on Schedule TO of Pianissimo Acquisition Corp. (incorporated by reference in its entirety as originally filed with the SEC on August 21, 2013).

99.1	Joint Press Release issued by the Company and Paulson, dated September 19, 2013 (incorporated by reference to Exhibit (a)(5)(E) to Amendment No. 3 to the Schedule TO of Acquisition Sub filed with the SEC on September 19, 2013).